EXHIBIT 10.8

ASSIGNMENT

KNOW ALL BY THESE PRESENTS: THAT, MARMIK OIL COMPANY, 200 N. Jefferson, Suite 500, El Dorado, AR 71730, hereinafter referred to as ASSIGNOR, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt whereof is hereby confessed and acknowledged, and subject to all covenants, agreements, restrictions, limitations, and burdens imposed on ASSIGNOR, and further subject to the limitations stated below, does hereby grant, bargain, sell, assign, set over, transfer and convey, without warranty of title either express or implied, unto ALICE-SIDNEY OIL COMPANY, BRIGHT & COMPANY I, LTD., BH&M OIL COMPANY, PENASCO PETROLEUM, INC., MURFIN DRILLING COMPANY, WITT PROPERTIES, LLC, MAURICE CAMELL, DAN C. ARNOLD TRUST, RICHARD W. LOWRY REVOCABLE TRUST U/D 2/15/07, LEE E. HARRIS, and BILLY R. HARRIS, hereinafter collectively referred to as ASSIGNEES, an undivided working interest in the proportions set out below in and to the following Oil and Gas Leases as set forth on Exhibit "A" attached hereto.

The working interest of ASSIGNEES is as follows:
Name	Percent of Working Interest
ALICE-SIDNEY OIL COMPANY 106 West Main, Suite 310 El Dorado, AR 71730	10.00% of 8/8ths
BRIGHT & COMPANY I, LTD. 4228 N. Central Expressway, Suite 300 Dallas, TX 75206-6534	7.00% of 8/8ths
PENASCO PETROLEUM, INC. 9302 Mystic Oaks Trail Austin, TX 78750	4.00% of 8/8ths
BH & MOIL COMPANY 101 W. Main, Suite 313 El Dorado, AR 71730	2.00% 01'8/Ube
MURFIN DRILLING COMPANY 250 North Water Street, Suite 300 Wichita, KS 67202	2.00% of 8/8ths
WITT PROPERTIES, LLC 470 Ashley Ridge Blvd. Shreveport, LA 71106-7228	2.00% of 8/Stns
MAURICE CAMELL 214 Millcreek Drive El Dorado, AR 71730	1.67% of 8/8ths
DAN C. ARNOLD TRUST 57450 E. Hwy. 125, Unit 581 Monkey Island, OK 74331	1.67% of 8/8ths
RICHARD W. LOWRY REVOCABLE TRUST UM 2/15/07 57450 E. Highway 125, Unit 620 Monkey Island, OK 74331	1.67% of 8/8ths
LEE E. HARRIS P. O. Box 450491 Grove, OK 74345	1.67% of 8/8ths
BILLY R. HARRIS 408 West Oak Street El Dorado, AR 71730	1.33% of 8/8ths
TOTAL	35.01% of 8/8ths

ASSIGNOR hereby excepts and reserves an overriding royalty interest ("ORRI") equal to 3.25% of 8/8ths, proportionately reduced; however, ASSIGNOR shall reduce its ORRI as needed so that the net revenue interest delivered to ASSIGNEES does not go below 78%. If the landowner royalty and associated burdens on any Oil and Gas Lease assigned herein is 22% or greater, then there shall be no ORRI reserved by ASSIGNOR on that Oil and Gas Lease.

If ASSIGNOR owns less than a full interest in and to the Oil and Gas Leases, then the interest conveyed to ASSIGNEES shall be proportionately reduced.

ASSIGNOR does not warrant title, either express or implied, to the above described Oil and Gas Leases or to the lands covered thereby. To the extent allowed, ASSIGNOR grants to ASSIGNEES the benefit of all previous warranties in ASSIGNOR's chain of title. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns.

This Assignment is made expressly subject to that certain Participation Agreement dated June 19, 2007, by and between Marmik Oil Company and Savoy Energy, L.P., as ratified by each of the ASSIGNEES named above.

The working interest assigned herein is subject to all express and implied covenants and obligations contained in the leases affected hereby as to the lands covered by this Assignment.

This Assignment is dated this 6th day of November, 2007.
ATTEST: By: /s/ Margaret Spencer Pierce Margaret Spencer Pierce Assistant Secretary	ASSIGNOR: MARMIK OIL COMPANY By: /s/ John F. McFarland John F. McFarland Executive Vice President

ACKNOWLEDGMENT
STATE OF ARKANSAS COUNTY OF UNION	) ) ss. )

The foregoing instrument was acknowledged before me this 6th day of November, 2007, by John F. McFarland, Executive Vice President of MARMIK OIL COMPANY, on behalf of the corporation.

EXHIBIT "A"

Attached to and made a part of that certain Assignment dated November 6, 2007, by and between Marmik Oil Company, Assignor, and Alice-Sidney Oil Company, et al., Assignees.

Alfalfa County, Oklahoma

1)
Lessor: Lessee: Date: Description: Recording Data:	Kisling Family Trust Marmik Oil Company April 7, 2006 Township 25 North. Range 12 West Section 5: Lots 1 & 2 Alfalfa County, Oklahoma Book 593, Page 917

2)
Lessor: Lessee: Date: Description: Recording Data:	Kent J. Kisling Trust #1 dated December 19, 2002 Marmlk Oil Company July 20, 2006 Township 28 North, Range 12 West Section 5: 8/2 NE/4 Alfalfa County, Oklahoma Book 595, Page 617

3)
Lessor: Lessee: Date: Description: Recording Data:	Irene Kisling Revocable Trust dated 7/11/90 Marmik Oil Company April 27, 2006 Township 28 North Range 12 West Section 5: SW/4 Alfalfa County, Oklahoma Book 593, Page 920

4)

Lessor: Lessee: Date: Description: Recording Data:	Ralph Kisling Revocable Trust dated 7/11/00 Marmik Oil Company Date: April 27, 2005 Township 28 North. Range j2 West Section 5: SW/4 Alfalfa County, Oklahoma Book 593, Page 922

5)

Lessor: Lessee: Date: Description: Recording Data:	Max A. McGee Revocable Trust dtd 10/18/2001 Marmik Oil Company July 6, 2006 Township 28 North, Range 12 West Section 6: SE/4 Alfalfa County, Oklahoma Book 594, Page 939

6)
Lessor: Lessee: Date: Description: Recording Data:	Kent J. Kisling Trust #1 dated December 19, 2002 Marmlk Oil Company July 20, 2006 Township 28 North, Range 12 West Section 6: Lots I and 2, S/2 NE/4 Alfalfa County, Oklahoma Book 595, Page 620

7)
Lessor: Lessee: Date: Description: Recording Data:	The D'Avignon Family Trust dtd 10/10/91 Marmik Oil Company October 13, 2005 Township 28 North, Range 12 West Section 6: Lot 3, SEI4 NW/4 Alfalfa County, Oklahoma Book 588, Page 811

8)
Lessor: Lessee: Date: Description: Recording Data:	Robert O. Korff and Kay Korff, his wife Marmik Oil Company April 19, 2008 Township 28 North, Range 12 West Section 6: Lots 6 & 7, E/2 SW/4 Alfalfa County, Oklahoma Book 593, Page 928

9)
Lessor: Lessee: Date: Description: Recording Data:	Keith F. Kisling & Marlene Kisling, H&W Marmik Oil Company April 4, 2006 Township 28 North, Range 12 West Section 7: Lot 1, NE/4 NW/4 Alfalfa County, Oklahoma Book 593, Page 931

10)
Lessor: Lessee: Date: Description: Recording Data:	Kisling Family Trust dated 11/19/91 Marmik Oil Company April 3, 2006 Township 28 North. Range 12 West Section 7: Lot 2, SE/4 NW/4 Alfalfa County, Oklahoma Book 593, Page 931

11)
Lessor: Lessee: Date: Description: Recording Data:	Kisling Family Trust dated 11/19/91 Marmik Oil Company April 3, 2006 Township 28 North, Range 12 West Section 7: Lot 3, NE/4 SW/4 Alfalfa County; Oklahoma Book 593, Page 934

12)
Lessor: Lessee: Date: Description: Recording Data:	Kisling Family Trust dated 11/19191 Marmik Oil Company April 3, 2006 Township 28 North. Range 12 West Section 7: SE/4 Alfalfa County, Oklahoma Book 593, Page 937

13)
Lessor: Lessee: Date: Description: Recording Data:	Peggy D. Dooley Revocable Living Trust Marmik Oil.Company October 17, 2005 Township 28 North, Range 12 West Section 8: NE/4 Alfalfa County, Oklahoma Book 588, Page 814

14)
Lessor: Lessee: Date: Description: Recording Data:	Rex Dooley & Pat Dooley (H&W) Marmik Oil Company October 21, 2005 Township 28 North, Range 12 West Section 8: NE/4 Alfalfa County, Oklahoma Book 588, Page 816

15)
Lessor: Lessee: Date: Description: Recording Data:	Tarry Dooley and Pat Dooley (H&W) Marmik OH Company October 21, 2005 Township 28 North, Range 12 West Section 8: NE/4 Alfalfa County, Oklahoma Book 588, Page 818

16)
Lessor: Lessee: Date: Description: Recording Data:	Max A. McGee Revocable Trust dtd 10/18/2001 Marmik Oil Company July 6, 20061 Township 28 North, Range 12 West Section 8: NW/4 Alfalfa County, Oklahoma Book 594, Page 941

17)

Lessor: Lessee: Date: Description: Recording Data:	Linda K Wheelock a single person Marmik Oil Company October 11, 2006 Township 28 North, Range 12 West Section 9: NW/4 Alfalfa Count, Oklahoma Book 588, Page 820

18)

Lessor: Lessee: Date: Description: Recording Data:	Gayle S. Reed and Rory Reed (W&H) Marmik Oil Company October 11, 2005 Township 28 North, Range 12 West Section 9: NW/4 Alfalfa County, Oklahoma Book 588, Rage 824

19)
Lessor: Lessee: Date: Description: Recording Data:	Kevin W. Clark and Kimberly Clark, husband & wife Marmik Oil Company October 19, 2005 Township 28 North, Range 12 West Section 9: SW/4 Alfalfa County, Oklahoma Book 588, Page 828

20)
Lessor: Lessee: Date: Description: Recording Data:

Kisling Family Trust dated November 19, 1991
Marmik Oil Company
April 13, 2008
Township 28 North, Range 12 West
Section 10: SWI4, Less a tract beginning at the SW/Comer of the SW/4, thence North 891.15', thence East 2,639.56', thence South 891.15', thence West 2,639.55' to the POB
Alfalfa County, Oklahoma
Book 593, Page 940

21)
Lessor: Lessee: Date: Description: Recording Data:

Keith F. Kisling & Marlene Kisling, Husband & Wife
Marmik Oil Company
April 13, 2006
Township 25 North Range 12 West
Section 10: A tract beginning at the SW corner of the SW/4, thence North 891.15', thence East 2,839.56', thence South 891.15', thence West 2,839.55, to the P0B
Alfalfa County, Oklahoma
Book 593, Page 943

22)
Lessor: Lessee: Date: Description: Recording Data:	Keith F. Kisling & Marlene Kiang, H&W Marmik Oil Company April 11, 2008 Township 8 North, Range 12 West Section 15:. 'North 108.80 acres of the NE/4 Alfalfa County, Oklahoma Book 593, Page 946

23)
Lessor: Lessee: Date: Description: Recording Data:	Kisling Family Trust dated 11/19/91 Marmik Oil Company April 11, 2006 Township 8 North, Range 12 West Section 16: South 51.2 acres of the. NE/4 Alfalfa County, Oklahoma Book 593, Page 949

24)

Lessor: Lessee: Date: Description: Recording Data:	Lod A. Schrock Trust #1 dated January 1, 2002 Marmik OilCompany September 21, 2006 Township 28 North, Range 12 West Section 17: NE/4 Alfalfa County, Oklahoma Rook 597, Page 211

25)
Lessor: Lessee: Date: Description: Recording Data:	Lessor: Donald Thieme and Corinne Thieme, his wife Marmik Oil Company September 19, 2006 Township 28 North, Range 12 West Section 17: SE/4 Alfalfa County, Oklahoma Book 697, Page 209

26)

Lessor: Lessee: Date: Description: Recording Data:	Perry A. Pederson & Theta E. Pederson, husband and wife Marmik Oil Company September 22, 2006 Township 28 North, Range 12 West Section 21: E/2 NE/4 NE/4 Alfalfa County, Oklahoma Book 597, Page 217

27)
Lessor: Lessee: Date: Description: Recording Data:

Roland C. Pederson and Terry L, Pederson, his wife
Marmik Oil Company
September 25, 2006
Township 28 North, Range 12 West
Section 21: W/2 NW/4 NW/4, S/2 SW/4, SE/4
Alfalfa County, Oklahoma
Book 597, Page 215

28)

Lessor: Lessee: Date: Description: Recording Data:

Maxine M. Pederson Caring Trust dated April 27, 1994
Marmik Oil Company
September 25, 2006
Township 26 North, Range 12 West
Section: 21 NW/4 Less & Except the W/2 NW/4 NW/4; and NE/4 Less & Except the E/2 NE/4 NE/4; and N/2 SW/4
Alfalfa County, Oklahoma
Book 597, Page 213

29)
Lessor: Lessee: Date: Description: Recording Data:	Fred Mott Revocable Trust Marmik Oil Company September 23, 2005 Township 29 North, Range 12 West Section 16: Lots 1 & 2, S/2 NE/4 Alfalfa County, Oklahoma Book 589, Page 147

30)
Lessor: Lessee: Date: Description: Recording Data:	Deanna M. Mott Revocable Trust Marmik Oil Company September 23, 2005 Township 29 North, Range 12 West Section 16: Lots 1 & 2 S/2 NE/4 Alfalfa County, Oklahoma Book 589, Page 151

31)

Lessor: Lessee: Date: Description: Recording Data:

Cecil I. Tucker, Jr. Revocable Trust dated June 7, 1985, and Verna B. Tucker Revocable Trust dated June 7, 1985
Marmik Oil Company
October 10, 2005
Township 29 North, Range 12 West
Section 16: SE/4
Alfalfa County, Oklahoma
Book 589, Page 155

32)

Lessor: Lessee: Date: Description: Recording Data:	Curtis Warren McBride and Timmie D. McBride, H&W Marmik Oil Company June 2, 2006 Township 29: North. Range 12 West Section 17: Lots 1 & 2, S/2 NE/4 Alfalfa County, Oklahoma Book 594, Page 943

33)
Lessor: Lessee: Date: Description: Recording Data:

Ken Robert Butler, Trustee of the ROBERT L. BUTLER FAMILY TRUST-A dtd. 4/18/97 and the ELLEN M. BUTLER REVOCABLE TRUST dtd. 4/18/07 ,
Marmik Oil Company
March 31, 2006
Township 29 North, Range 12 West
Section 17: Lots 3 & 4, S/2 NW/4, SW/4
Alfalfa County, Oklahoma
Book 593, Page 952

34)

Lessor: Lessee: Date: Description: Recording Data:	Janice Sue Simpson & Terry Simpson, her husband Marmik Oil Company September 23, 2005 Township 29 North, Range 2 West Section 17: SE/4 Alfalfa County, Oklahoma Book 589, Page 157

35)
Lessor: Lessee: Date: Description: Recording Data:	Jana Lea Blue & Tom Blue, her husband Marmik Oil Company September 23, 2005 Township 29 North, Range 12 West Section 17: SE/4 Alfalfa County, Oklahoma Book 589, Page 160

36)

Lessor: Lessee: Date: Description: Recording Data:	Judy Kay Martin and Stan Martin, her husband Marmik Oil Company September 23, 2005 Township 29 North, Range 12 West Section 17: SE/4 Alfalfa County, Oklahoma Book 589, Page 163

37)

Lessor: Lessee: Date: Description: Recording Data:

Rose Mary Gillig, Trustee of the Gillig Family Bypass Trust U/T/A/D Nov. 19, 1992, a/k/a The Gillig Family Bypass Trust "C" Trust U/T/A/D Nov. 19, 1992
Marmik Oil Company
September 30, 2005
Township 29 North, Range 12 West
Section 18: Lots 1 &2, S/2S NE/4, SE/4
Alfalfa County, Oklahoma
Book 589 Page 166

38)

Lessor: Lessee: Date: Description: Recording Data:

Cecil L Tucker, Jr. Revocable Trust dated June 7, 1985, and Verna B. Tucker Revocable Trust dated June 7, 1985
Marmik Oil Company
October 10, 2005
Township 29 North, Range 12 West
Section 18: Lots 6 & 7, E/2 SW/4
Alfalfa County, Oklahoma
Book 589, Page 168

39)
Lessor: Lessee: Date: Description: Recording Data:

Bert L Gillig & Beverly Gillig, his wife
Marmik Oil Company
Date: September 30, 2005
Description: Township 29 North, Range 12 West
Section 19: Lots 1 & 2, E/2 NW/4
Alfalfa County, Oklahoma
Recording Data: Book 589, Page 170

40)
Lessor: Lessee: Date: Description: Recording Data:	R and R Cattle Co., a Kansas Corporation Marmik Oil dompany October 7, 2005 Township 29 North, Range 12 West Section 19: Lots 3 & 4, E/2 SW/4 Alfalfa County, Oklahoma Book 682, Page 172

41)
Lessor: Lessee: Date: Description: Recording Data:	Janice Sue Simpson & Terry Simpson, her husband Marmik Oil Company October 7, 2005 Township 29 North, Range 12 West Section 20: E/2 NE/4 Alfalfa County, Oklahoma Book 589, Page 174

42)
Lessor: Lessee: Date: Description: Recording Data:	Jana Lea Blue & Tom Blue, her husband Marmik Oil Company October 7, 2005 Township 29 North, Range 12 West Section 20: E/2 NE/4 Alfalfa County, Oklahoma Book 589, page 177

'

43)

Lessor: Lessee: Date: Description: Recording Data:	Judy Kay Martin and Stan Martin, her husband Marmik Oil Company October 7, 2005 Township 29 North, Range 12 West Section 20: E/2 NE/4 Alfalfa County, Oklahoma Book 589, Page 180

44)

Lessor: Lessee: Date: Description: Recording Data:

Albert J. Vogel a/k/a Albert Junior Vogel, a single person
Marmik 0il Company
November 8, 2005
Township 29 North, Range 12 West
Section 20: W/2 NE/4 East of RR, NW/4 East of RR
Alfalfa County, Oklahoma
Book 589, Page 183

45)

Lessor: Lessee: Date: Description: Recording Data:	Albert J. Vogel Marmik Oil Company November 16, 2005 Township 29 North, Range 12 West Section 20: W/2 NE/4 East of RR, NW/4 East of RR Alfalfa County, Oklahoma Book 589, Page 186

46)

Lessor: Lessee: Date: Description: Recording Data:	Mary E. Hill Marmik Oil Company November 16, 2005 Township 29 North, Range 12 West Section 20: W/2 NE/4 East of RR NW/4 East of RR Alfalfa County, Oklahoma Book 589, Page 187

47)

Lessor: Lessee: Date: Description: Recording Data:	Barbara J. Sneary Marmik Oil Company December 1, 2005 Township 29 North, Range 12 West Section 20: W/2 NE/4 East of RR, NW/4 East of RR Alfalfa County, Oklahoma Book 589, Page 189

48)

Lessor: Lessee: Date: Description: Recording Data:	Richard R. Vogel Marmik Oil pompany November 16, 2005 Township 29 North, Range 12 West Section 20: W/2 NE/4 East of RR, NW/4 East of RR Alfalfa County, Oklahoma Book 589, page 191

49)
Lessor: Lessee: Date: Description: Recording Data:

Lori A. Schrock Trust #1 dated January 1, 2002
Marmik Oil Company
November 7, 2005
Township 29 North, Range 12 West
Section 20: SW/4, W/2 NE/4 West of RR, NW/4 West of RR
Alfalfa County, Oklahoma
Book 589, Page 193

50)

Lessor: Lessee: Date: Description: Recording Data:

Cecil I. Tucker, Jr. Revocable Trust dated June 7, 1985, and Verna B. Tucker Revocable Trust dated June 7, 1985
Marmik Oil Company
October 10, 2005
Township 29 North, Range 12 West
Section 21: NW/4
Alfalfa County, Oklahoma
Book 589, Page 196

51)

Lessor: Lessee: Date: Description: Recording Data:

Cecil I. Tucker, Jr. Revocable Trust dated June 7, 1987, and Verna B. Tucker Revocable Trust dated June 7, 1985
Marmik Oil Company
October 10, 2005
Township 29, North Range 12 West
Section 21: NW/4
Alfalfa County, Oklahoma
Book 589, Page 197

52)
Lessor: Lessee: Date: Description: Recording Data:

Cecil I. Tucker, Jr. Revocable Trust dated June 7, 1987, and Verna B. Tucker Revocable Trust dated June 7, 1985.
Marmik Oil Company
October 10, 2005
Township 29 North, Range 12 West
Section 21: SE/4
Alfalfa County, Oklahoma
Book 589, Page 199

53)

Lessor: Lessee: Date: Description: Recording Data:

Cecil I. Tucker, Jr. Revocable Trust dated June 7, 1985, and Verna B. Tucker Revocable Trust dated June 7, 1985
Marmik Oil Company
October 10, 2005
Township 29 North, Range 12 West
Section 21: SW/4
Alfalfa County, Oklahoma
Book 589, Page 201

54)

Lessor: Lessee: Date: Description: Recording Data:

John Quigley Trustee of the John Quigley Revocable Living Trust dated March 8, 1991
Marmik Oil Company
March 22, 2006
Township 29 North, Range 12 West
Section 28: E/2 NW/4
Alfalfa County, Oklahoma
Book 593, Page 954

55)
Lessor: Lessee: Date: Description: Recording Data:

Ken Robert Butler, Trustee of the ROBERT L. BUTLER FAMILY TRUST A dtd. 4/18/97 and the ELLEN M. BUTLER REVOCABLE TRUST dtd. 4/18/97
Marmik Oil Company
March 22, 2006
Township 29 North, Range 12 West
Section 28: W/2 NW/4
Alfalfa County, Oklahoma
Book 593, Page 956

56)
Lessor: Lessee: Date: Description: Recording Data:	Doris E. Smith Trust dated March 4, 1993 Marmik Oil Company September 23, 2005 Township 29 North, Range 12 West Section 30: NE/4, North 23 acres of the SE/4 Alfalfa County, Oklahoma Book 589, Page 203

:

57)
Lessor: Lessee: Date: Description: Recording Data:

Cecil I. Tucker, Jr. Revocable Trust dated June 7,1985, and Verne B. Tucker Revocable Trust dated June 7, 1985
Marmik Oil Company
October 10, 2005
Township 29 North, Range 12 West
Section 30: Lots 1 & 2, E/2 NW/4
Alfalfa County, Oklahoma
Book 589, Page 206

58).
Lessor: Lessee: Date: Description: Recording Data:

Cecil I. Tucker, Jr. Revocable Trust dated June 7, 1985, and Verna B. Tucker Revocable Trust dated June 7, 1985
Marmik Oil Company
October 10, 2005
Township 29 North, Range 12 West
Section 30: Lots 3 &4 E/2 SW/4 Less & Except a 30-acre tract beginning at the SE
Corner of the SW/4, thence North 104.5 rods & 5', thence West 46 rods, thence South 104.5 rods & 5', thence East 46 rods to the POB.
Alfalfa County, Oklahoma
Book 589, Page 208

59)

Lessor: Lessee: Date: Description: Recording Data:

Randolph M. Feezell and Barb Feezel, husband & wife
Marmik Oil Company
September 28, 2005
Township 29 North, Range 12 West
Section 30: Lots 3 & 4, E/2 SW/4 Less a 30-acre tract beginning at the SE/Corner of the SW/4, thence North 104.5 rods & 5', thence West 46 rods, thence South 104.5 rods & 5', thence East 46 rods to the POB.
Alfalfa County, Oklahoma
Book 589, Page 210

60)
Lessor: Lessee: Date: Description: Recording Data:

Oneta O. Kimbrell Revocable Living Trust
Marmik Oil Company
September 23, 2005
Township 29 North, Range 12 West
Section 30: A 30-acre tract beginning at the SE/Comer of the SW/4, thence North 104.5 rods & 5', thence West 46 rods, thence South 104.5 rods & 5, thence East46 rods to the POB; and the South 137 acres of the SE/4
Alfalfa County, Oklahoma
Book 589, Page 212

61)

Lessor: Lessee: Date: Description: Recording Data:

Randolph M. Feezell and Barb Feezel, husband and wife
Marmik Oil Company
September 28, 2005
Township 29 North, Range 12 West
Section 31: W/2; NE/4 lying North and West of the Railroad Right-of-Way ,
Alfalfa County, Oklahoma
Book 589, Page 214

62)

Lessor: Lessee: Date: Description: Recording Data:	Larry J. Feezell Marmik Oil Company September 22, 2006 Township 29 North, Range 32 West Section 31: W/2; NE/4 lying North and West of Railroad Right-of-Way Alfalfa County, Oklahoma Book 597, Page 219

63)

Lessor: Lessee: Date: Description: Recording Data:	Kisling Family Trust dated November 19, 1991 Marmik Oil Company April 7, 2006 Township 29 North, Range 12 West Section 32: E/2 SE/4 Alfalfa County, Oklahoma Book 593; Page 958

64)

Lessor: Lessee: Date: Description: Recording Data:	Kent J. Kisling Trust #1 dated December 19, 2002 Marmik Oil Company July 20, 2006 Township 29 North, Range 12 West Section 32: W/2 SE/4 Alfalfa County, Oklahoma Book 595, Page 629

65)

Lessor: Lessee: Date: Description: Recording Data:	Kent J. Kisling Trust #1 dated December 19, 2002 Marmik Oil company July 20, 2006 Township 29 North, Range 12 West Section 32: E/2 SW/4 Alfalfa County, Oklahoma Book 595, Page 623

66)

Lessor: Lessee: Date: Description: Recording Data:	Kent J. Kisling Trust #1 dated December 19, 2002 Marmik Oil Company July 20, 2006 Township 29 North, Range 12 West Section 32:1.W2 SW/4 Alfalfa County, Oklahoma Book 595, Page 626

67)

Lessor: Lessee: Date: Description: Recording Data:	Matthew A. Schupbach & Courtney Schupbach, husband & wife Marmik Oil Company July 20, 2006 Township 29 North, Range 12 West Section 33: W/2 SE/4 Alfalfa County, Oklahoma Book 595, Page 632

68)

Lessor: Lessee: Date: Description: Recording Data:	Matthew A. Schupbach & Courtney Schupbach, husband & wife Marmik Oil Company July 20, 2006 Township 29 North, Range 12 West Section 33: E/2 SE/4 Alfalfa County, Oklahoma Book 595, Page 635

Woods County, Oklahoma

69)
Lessor: Lessee: Date: Description: Recording Data:

Peggy Jean Pembleton Living Trust A Revocable Trust dtd 9/24/97
Marmik Oil Company
December 9, 2005
Township 28 North, Range 13 West
Section 3: Lots 1 and 2 S/2 NE/4
Woods County, Oklahoma
Book 1002, Page 568

.

70)

Lessor: Lessee: Date: Description: Recording Data:	Paul Roark and Clyde Roark, his wife Marmik Oil Company January 18, 2006 Township 28 North, Range 13 West Section 4: Lots 3 and 4, S/2 NW/4 Woods County, Oklahoma Book 1002, Page 571

71)

Lessor: Lessee: Date: Description: Recording Data:	Leland F. Morris and Maryona Morris, husband & wife Marmik Oil Company December 19, 2005 Township 28. North, Range 13 West Section 4: SE/4 Woods County, Oklahoma Book 1002, Page 574

72)

Lessor: Lessee: Date: Description: Recording Data:	Olen Gray and Rosalyn Joy Gray, husband &wife Marmik Oil Company December 12, 2005 Township 28 North, Range 13 West Section 12: W/2 SE/4, SW/4 Woods County, Oklahoma Book 1002, Page 577

73)

Lessor: Lessee: Date: Description: Recording Data:	Oneta Kimbrel, a widow Marmik Oil Company December 12, 2005 Township 28 North, Range 13 West Section 12: SW/4 Woods County, Oklahoma Book 1002, Page 582

74)

Lessor: Lessee: Date: Description: Recording Data:	Nellie 0. Hill, single person Marmik Oil Company December 12, 2005 Township 28 North, Range 13 West Section 12: SW/4 Woods County, Oklahoma Book 1002, Page 579

75)

Lessor: Lessee: Date: Description: Recording Data:	Orieta Jackson revocable Trust dtd 6/27/1994 Marmik Oil Company December 12, 2005 Township 28 North, Range 13 West Section 13: NE/4 Woods County, Oklahoma Book 1002, Page 585

76)
Lessor: Lessee: Date: Description: Recording Data:	Janis Karleen White, a single person Marmik Oil Company December 12, 2005 Township 29 North, Range 13 West Section 23: SW/4 Woods County, Oklahoma Book 1002, Page 588

77)
Lessor: Lessee: Date: Description: Recording Data:	Scott Riggenbach and Brenda Riggenbach, his wife Marmik Oil Company December 12, 2005 Township 29 North, Range 13 West Section 24: E/2 NE/4 Woods County, Oklahoma Book 1002, Page 591

78)

Lessor: Lessee: Date: Description: Recording Data:	Mary K Miller Trust #1 Marmik Oil Company January 3, 2006 Township 29 North, Range 13 West Section 24: W/2 NE/4 Woods County, Oklahoma Book 1002; Page 594

79)
Lessor: Lessee: Date: Description: Recording Data:	Helen J. Roy Revocable Trust dated February 16, 2006 Marmik Oil Company December 6, 2005 Township 29 North, Range 13 West Section 24: SE/4 Woods County, Oklahoma Book 1002, Page 602

80)
Lessor: Lessee: Date: Description: Recording Data:

The Gillig Family Bypass Trust U/T/ND 11/19/92 a/k/a The Gillig Surviving Spouse "A" Trust U/T/A/D 11/19/92 a/k/a The Gillig Family Bypass Trust "C" Trust U/T/A/D 11/19/92
Marmik Oil Company
January 24, 2006
Township 29 North, Range 13 West
Section 24: SW/4
Woods County, Oklahoma
Book 1002, Page 605

81)

Lessor: Lessee: Date: Description: Recording Data:	Lloyd Dale Tucker and Lynda Marie Tucker, Husband and Wife Marmik Oil Company December 14, 2005 Township 29 North, Range 13 West Woods County, Oklahoma Book 1002, Page 617

82)
Lessor: Lessee: Date: Description: Recording Data:	Jana Lea Blue & Tom Blue, her husband Marmik Oil Company November 8, 2005 Township 29 North, Range 13 West Section 25: N/2 NW/4 Woods County, Oklahoma Book 1002; Page 608

83)

Lessor: Lessee: Date: Description: Recording Data:	Janice Sue Simpson & Terry Simpson, her husband Marmik Oil company November 8, 2005 Township 29 North, Range 13 West Section 25: N/2 NW/4 Woods County, Oklahoma Book 1002, Page 611

84)

Lessor: Lessee: Date: Description: Recording Data:	Judy Kay Martin & Stan Martin, her husband Marmik Oil Company November 8, 2005 Township 29 North, Range 13 West Section 25: N/2 NW/4 Woods County, Oklahoma Book 1002, Page 614

85)

Lessor: Lessee: Date: Description: Recording Data:	Mary K. Miller Trust#1 Marmik Oil Company January 3, 2006 Township 29 North, Range 13 West Section 25: SW/4, S/2 NW/4 Woods County, Oklahoma Book 1002, Page 622

86)
Lessor: Lessee: Date: Description: Recording Data:	John Robert Burns and Cozella R Bums Marmik Oil Company December 6, 2005 Township 26 North, Range 13 West Section 26: SE/4 Woods County, Oklahoma Book 1002, Page 619

87)
Lessor: Lessee: Date: Description: Recording Data:	Mildred M. Miller, a widow & Marvin Miller, a single person Marmik Oil Company January 12, 2006 Township 29 North, Range 13 West Section 26: S/2 NE/4 Woods County, Oklahoma Book 1002, Page 630

88)
Lessor: Lessee: Date: Description: Recording Data:	Shirley Miller Christensen & Dennis Christensen, her husband Marmik Oil Company January 12, 2006 Township 29 North, Range 13 West Section 26: S/2 NE/4 Woods County, Oklahoma Book 1002, Page 641

89)

Lessor: Lessee: Date: Description: Recording Data:	Greg Miller, a single person Marmik Oil Company January 12, 2006 Township 29 North, Range 13 West Section 26: S/2 NE/4 Woods County, Oklahoma Book 1002, Page 633

90)
Lessor: Lessee: Date: Description: Recording Data:	John B. Scripsick and Lottie Scripsick, husband and wife Marmik Oil Company December 6, 2005 Township 29 North, Range 13 West Section 26: NW/4 Woods County, Oklahoma Book 1002,:Page 649

91)

Lessor: Lessee: Date: Description: Recording Data:	John B. Scripsick and Lottie Scripsick, husband and wife Marmik Oil Company December 6, 2005 Township 29, Range 13 West Section 26: SW/4 Woods County, Oklahoma Book 1002; Page 655

92)

Lessor: Lessee: Date: Description: Recording Data:	Janie M. Littell, a widow Marmik Oil Company December 6, 2006 Township 29 North, Range 13 West Section 26: SE/4 Woods County, Oklahoma Book 1002, Page 652

93)

Lessor: Lessee: Date: Description: Recording Data:	Janie M. Littell, a widow Marmik Oil Company December 6, 2006 Township 29 North, Range 13 West Section 27: NE/4 Woods County, Oklahoma Book 1002, Page 658

94)

Lessor: Lessee: Date: Description: Recording Data:	Roark Farms LC Marmik Oil Company January 18, 2006 Township 29 North, Range 13 West Section 34: SW/4 Woods County, Oklahoma Book 1002, Page 661

95)

Lessor: Lessee: Date: Description: Recording Data:	Catherine B. Hejl, a widow Marmik Oil Company December 8, 2005 Township 29 North, Range 13 West Section 35: NE/4 Woods County, Oklahoma Book 1002,:Page 664

96)
Lessor: Lessee: Date: Description: Recording Data:	d'Avignon Family Trust Marmik Oil Company December 8, 2005 Township 29 North, Range 13 West Woods County, Oklahoma Book 1002, Page 667

97)
Lessor: Lessee: Date: Description: Recording Data:	John Robert Burns and Cozella R. Bums Marmik Oil Company December 6, 2005 Township 29 North, Range 13 West Section 36: NE/4 Woods County, Oklahoma Book 1002, Page 674

98)

Lessor: Lessee: Date: Description: Recording Data:	Donna M. Wolfe Revocable Trust Marmik Oil Company December 8, 2006 Township 29 North, Range 13 West Section 36: N/2 NW/4 Woods County, Oklahoma Book 1002, Page 674

99)

Lessor: Lessee: Date: Description: Recording Data:	Mary K Miller Trust #1 Marmik Oil Company January 3, 2008 Township 29 North, Range 13 West Section 36: S/2 NW/4 Woods County, Oklahoma Book 1002, Page 677

100)

Lessor: Lessee: Date: Description: Recording Data:	The Errol Almond and Vivian Almond Revocable Living Trust Marmik Oil Company December 8, 2005 Township 29 North, Range 13 West Section 36: N/2 SW/4 Woods County, Oklahoma Book 1002, Page 685

101)

Lessor: Lessee: Date: Description: Recording Data:	Don Alan Almond and Irene Almond, his wife Marmik Oil Company March 21, 2006 Township 26 North, Range 13 West Section 36: S/2 SW/4 Woods County, Oklahoma Book 1006, Page 1000

102)
Lessor: Lessee: Date: Description: Recording Data:	Dale Lynn Almond and Lioudmila Rastoptchina Marmik Oil Company March 31, 2006 Township 29 North, Range 13 West Section 36: S/2 SW/4 Woods County, Oklahoma Book 1006; Page 997

103)

Lessor: Lessee: Date: Description: Recording Data:	Jolene Owens, a/k/a Alice Jolene Owens Marmik Oil Company March 18, 2006 Township 29 North, Range 13 West Section 36: E/2 SE/4 Woods County, Oklahoma Book 1026, Page 558

104)

Lessor: Lessee: Date: Description: Recording Data:	Mary Goudy Marmik Oil Company March 27, 2006 Towpship 29 North, Range 13 West Section 36: E/2 SE/4 Woods County, Oklahoma Book 1006, Page 1003

105)

Lessor: Lessee: Date: Description: Recording Data:	Dale Tucker and Marie Tucker, his wife Marmik Oil Company April 11, 2006 Township 29 North, Range 13 West Section 36: W/2 SE/4 Woods County, Oklahoma Book 1006, Page 1008

106)
Lessor: Lessee: Date: Description: Recording Data:	Cecil I. Tucker, Jr. and Verna B. Tucker, his wife Marmik Oil Company April 11, 2006 Township 29 North, Range 13 West Section 36: W/2 SE/4 Woods County, Oklahoma Book 1006, Page 1010